UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 15, 2016

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant's telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 15, 2016, RealNetworks, Inc. (the “Company”) entered into (1) an Amendment (the “Amendment”) to the Amended and Restated Shareholder Rights Plan, dated as of December 2, 2008 (the “Rights Agreement”), between the Company and Computershare Inc. (as successor to Mellon Investor Services LLC); and (2) a Shareholder Rights Plan Exception Agreement (the “Exception Agreement”) with Ariel Investments, LLC (“Ariel”).
The effect of the Amendment and the Exception Agreement is to permit Ariel, together with all of its Affiliates (as defined in Rights Agreement) and Associates (as defined in Rights Agreement), to become the Beneficial Owner (as defined in Rights Agreement) of no more than 19.9% of the Company’s common stock then outstanding.
Under the Exception Agreement, if Ariel, together with all of its Affiliates and Associates, is the Beneficial Owner of 15% or more of the Company’s common stock, then, in connection with (1) any meeting of the shareholders of the Company; (2) any action by written consent of the shareholders of the Company in lieu of a meeting; or (3) any other action by the shareholders of the Company, Ariel, together with its Affiliates and Associates, will not, directly or indirectly, exercise, permit or cause to be exercised any voting or other related rights (including, but not limited to, the right to a call a special meeting of the shareholders of the Company) with respect to the shares of the Company’s common stock for which Ariel is the Beneficial Owner and that are in excess of 15% of the Company’s common stock outstanding on the record date for such meeting, action by written consent or other action.
The foregoing is a summary of the terms of the Amendment and the Exception Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference, and the Exception Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1
Amendment to Amended and Restated Shareholder Rights Plan, dated as of April 15, 2016, between RealNetworks, Inc. and Computershare Inc. (as successor to Mellon Investor Services LLC), as rights agent.

10.1	Shareholder Rights Plan Exception Agreement, dated as of April 15, 2016, between RealNetworks, Inc. and Ariel Investments, LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Corporate Secretary
Dated: April 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1
Amendment to Amended and Restated Shareholder Rights Plan, dated as of April 15, 2016, between RealNetworks, Inc. and Computershare Inc. (as successor to Mellon Investor Services LLC), as rights agent.

10.1	Shareholder Rights Plan Exception Agreement, dated as of April 15, 2016, between RealNetworks, Inc. and Ariel Investments, LLC.